                                                                EXHIBIT 99(a)(4)

                                   CONECTIV

                          OFFER TO PURCHASE FOR CASH
           ANY AND ALL OUTSTANDING SHARES OF THE FOLLOWING SERIES OF
                              PREFERRED STOCK OF

                        ATLANTIC CITY ELECTRIC COMPANY

TITLE OF SERIES OF          OUTSTANDING          CUSIP          PURCHASE PRICE
PREFERRED                     SHARES            NUMBER           (PER SHARE)
------------------          ----------- ----------------------- --------------
CUMULATIVE PREFERRED STOCK
 ($100 PAR VALUE)
4% Series..................   77,000    048303200 and 048303903    $ 81.60
4.10% Series...............   72,000           048303770           $ 83.50
4.35% Series...............   15,000           048303762           $ 88.60
4.35% 2nd Series...........   36,000           048303507           $ 88.60
4.75% Series...............   50,000           048303309           $ 96.75
5% Series..................   50,000           048303788           $100.00

   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 14, 1998, UNLESS THE OFFER IS EXTENDED.

                                                             September 10, 1998

To Brokers, Dealers, Commercial Banks,
 Trust Companies and Other Nominees:

  In our capacity as Dealer Manager, we are enclosing the material listed below relating to the invitation of Conectiv, a Delaware corporation ("Conectiv"), to the holders of each series of preferred stock of Atlantic City Electric Company (the "Company"), a New Jersey corporation and direct utility subsidiary of Conectiv, listed above (each a "Series of Preferred") to tender any and all of their shares of a Series of Preferred ("Shares") for purchase at the purchase price per Share listed above, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated September 10, 1998 (the "Offer to Purchase and Proxy Statement"), and in the Letter of Transmittal and Proxy for the Shares tendered. As to each Series of Preferred, the Offer to Purchase and Proxy Statement, together with the applicable Letter of Transmittal and Proxy, constitutes the "Offer." Conectiv will purchase all Shares validly tendered and not withdrawn, upon the terms and subject to the conditions of the Offer. The Offer for a Series of Preferred is not conditioned upon any minimum number of Shares of such Series of Preferred being tendered and is independent of the Offer for any other Series of Preferred. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES AFTER THE RECORD DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO THE COMPANY'S CHARTER, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). IN ADDITION, PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES. SEE "PROPOSED AMENDMENT AND PROXY SOLICITATION," "TERMS OF THE OFFER--CERTAIN CONDITIONS OF THE OFFER" AND "TERMS OF THE OFFER--EXTENSION OF TENDER PERIOD; TERMINATION; AMENDMENTS" IN THE OFFER TO PURCHASE AND PROXY STATEMENT.

  IN ORDER TO VALIDLY TENDER SHARES PURSUANT TO THE OFFER, PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES DURING THE PERIOD BEGINNING TWO BUSINESS DAYS PRIOR TO THE RECORD DATE AND UP TO AND INCLUDING THE EXPIRATION DATE MUST OBTAIN AN ASSIGNMENT OF PROXY FROM THE SELLER OF SUCH SHARES AND VOTE SUCH PROXY IN FAVOR OF THE PROPOSED AMENDMENT. IN ORDER TO FACILITATE THE TRANSFER

OF SHARES DURING THE PERIOD DESCRIBED ABOVE, THE SHARES OF EACH SERIES OF PREFERRED WILL TRADE "WITH PROXY" IN THE OVER-THE-COUNTER MARKET. SETTLEMENT OF ALL TRADES DURING THE PERIOD DESCRIBED ABOVE SHOULD INCLUDE AN ASSIGNMENT OF PROXY FROM THE SELLER.

  The Shares will trade, during the period which begins two business days prior to the Record Date and which will end at the close of business on the Expiration Date, in the over-the-counter market "with proxy." A Preferred Shareholder who acquires Shares during this period must obtain, or have its authorized representative obtain, an assignment of proxy (which is included in the applicable Letter of Transmittal and Proxy) at settlement from the seller. The National Association of Securities Dealers, Inc. (the "NASD") and The Depository Trust Company have issued notices informing their members and participants that the Shares are trading "with proxy" and that settlement of all trades during the period described above should include an assignment of proxy from the seller.

  We are asking you to contact your clients for whom you hold Shares registered in your name (or in the name of your nominee) or who hold Shares registered in their own names. Please bring the Offer to their attention as promptly as possible.

  Conectiv will pay a solicitation fee of $1.50 per Share for any Shares tendered, accepted for payment and paid for pursuant to the Offer; provided that with respect to transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of $1.00 per Share. With respect to fees that involve transactions for beneficial owners of whose ownership is less than 2,500 Shares, any fee payable thereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case such fee shall be paid in full to the Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees that involve transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fee payable thereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case, 80% of such fee shall be paid to the Dealer Manager and 20% of such fee shall be paid to the Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager).

  A designated Soliciting Dealer is an entity covered by a Letter of Transmittal and Proxy which designates its name as having solicited and obtained the tender, and it is (i) any broker or dealer in securities, including the Dealer Manager in its capacity as a broker or dealer, which is a member of any national securities exchange or of the NASD, (ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal and Proxy accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transfer and Proxy or on the Notice of Solicited Tenders (included below). No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Conectiv, the Company, the Depositary (as defined below), the Dealer Manager or the Information Agent for purposes of the Offer. For all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials relating to the Offer."

  Conectiv will also, upon request, reimburse Soliciting Dealers for reasonable and customary handling and mailing expenses incurred by them in forwarding materials relating to the Offer to their customers. Conectiv will pay all stock transfer taxes applicable to its purchase of Shares pursuant to the offer, subject to Instruction 6 of the Letter of Transmittal and Proxy.

  IN ORDER FOR A SOLICITING DEALER TO RECEIVE A SOLICITATION FEE, THE BANK OF NEW YORK, AS DEPOSITARY (THE "DEPOSITARY"), MUST HAVE RECEIVED FROM SUCH SOLICITING DEALER A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF SOLICITED TENDERS IN THE FORM ATTACHED HERETO (OR FACSIMILE THEREOF) WITHIN THREE BUSINESS DAYS AFTER THE EXPIRATION OF THE OFFER.

  For your information and for forwarding to your clients for whom you hold Shares registered in your name (or in the name of your nominee), we are enclosing the following documents:

    1. The Offer to Purchase and Proxy Statement, dated September 10, 1998.

    2. A separate Letter of Transmittal and Proxy for each Series of Preferred for your use and for the information of your clients.

    3. A letter to shareholders of the Company from its Chairman and Chief Executive Officer.

    4. A Notice of Guaranteed Delivery and Proxy to be used to accept the Offer if the Shares and all other required documents cannot be delivered to the Depositary by the applicable Expiration Date (as defined in the Offer to Purchase and Proxy Statement).

    5. A form of letter which may be sent to your clients for whose accounts you hold Shares registered in your name or in the name of your nominee, with space for obtaining such clients' instructions with regard to the Offer by Conectiv and with regard to the proxy solicitation by the Company.

    6. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, providing information relating to backup federal income tax withholding.

    7. A return envelope addressed to The Bank of New York, the Depositary.

    8. A DTC Summary Voting Form to be used by participants of DTC to consolidate voting across multiple issues (i.e., summary ballot).

  EACH SERIES OF PREFERRED HAS ITS OWN LETTER OF TRANSMITTAL AND PROXY, AND ONLY THE APPLICABLE LETTER OF TRANSMITTAL AND PROXY FOR A PARTICULAR SERIES OR A NOTICE OF GUARANTEED DELIVERY AND PROXY MAY BE USED TO TENDER SHARES OF SUCH SERIES OF PREFERRED.

  WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE. PLEASE NOTE THAT THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 14, 1998, UNLESS THE OFFER IS EXTENDED.

  NEITHER CONECTIV, THE COMPANY, THEIR RESPECTIVE BOARDS OF DIRECTORS NOR ANY OF THEIR RESPECTIVE OFFICERS MAKES ANY RECOMMENDATION TO ANY PREFERRED SHAREHOLDER AS TO WHETHER TO TENDER ANY OR ALL SHARES. EACH PREFERRED SHAREHOLDER MUST MAKE HIS OR HER OWN DECISION AS TO WHETHER TO TENDER SHARES AND, IF SO, HOW MANY SHARES TO TENDER.

  Any questions or requests for assistance or additional copies of the enclosed materials may be directed to D.F. King & Co., Inc., the Information Agent, or to us, as Dealer Manager, at the respective addresses and telephone numbers set forth on the back cover of the enclosed Offer to Purchase and Proxy Statement.

                                          Very truly yours,

                                          Morgan Stanley & Co. Incorporated

  NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS THE AGENT OF CONECTIV, THE COMPANY, THE DEALER MANAGER, THE INFORMATION AGENT OR THE DEPOSITARY, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

                        ATLANTIC CITY ELECTRIC COMPANY

                 NOTICE OF SOLICITED TENDERS FOR THE 4% SERIES
                     CUSIP NUMBERS 048303200 AND 048303903

  List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders.

  ALL NOTICES OF SOLICITED TENDERS SHOULD BE DETACHED BY TEARING ALONG THE PERFORATED EDGE AND RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213 CONFIRMATION TELEPHONE NUMBER (800) 507-9357 (TOLL FREE). ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

  ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

       BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES--SOLICITATION FEE OF
                                $1.50 PER SHARE

                                        Number of Shares            Number of
   DTC Participant     VOI Ticket        Requested for         Beneficial Owner(s)
        Number          Number*             Payment                Represented

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


        BENEFICIAL OWNERS OF 2,500 OR MORE SHARES--SOLICITATION FEE OF
                                $1.00 PER SHARE

                                                      Number of
                                  Number of Shares   Beneficial     Name of
   DTC Participant   VOI Ticket    Requested for      Owner(s)     Soliciting
        Number        Number*         Payment        Represented     Dealer

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


--------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

  DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

  PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

                        ATLANTIC CITY ELECTRIC COMPANY

               NOTICE OF SOLICITED TENDERS FOR THE 4.10% SERIES
                            CUSIP NUMBER 048303770

  List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders.

  ALL NOTICES OF SOLICITED TENDERS SHOULD BE DETACHED BY TEARING ALONG THE PERFORATED EDGE AND RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213 CONFIRMATION TELEPHONE NUMBER (800) 507-9357 (TOLL FREE). ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

  ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

       BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES--SOLICITATION FEE OF
                                $1.50 PER SHARE

                                        Number of Shares            Number of
   DTC Participant     VOI Ticket        Requested for         Beneficial Owner(s)
        Number          Number*             Payment                Represented

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


        BENEFICIAL OWNERS OF 2,500 OR MORE SHARES--SOLICITATION FEE OF
                                $1.00 PER SHARE

                                                      Number of
                                  Number of Shares   Beneficial     Name of
   DTC Participant   VOI Ticket    Requested for      Owner(s)     Soliciting
        Number        Number*         Payment        Represented     Dealer

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


--------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

  DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

  PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

                        ATLANTIC CITY ELECTRIC COMPANY

               NOTICE OF SOLICITED TENDERS FOR THE 4.35% SERIES
                            CUSIP NUMBER 048303762

  List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders.

  ALL NOTICES OF SOLICITED TENDERS SHOULD BE DETACHED BY TEARING ALONG THE PERFORATED EDGE AND RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213 CONFIRMATION TELEPHONE NUMBER (800) 507-9357 (TOLL FREE). ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

  ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

       BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES--SOLICITATION FEE OF
                                $1.50 PER SHARE

                                        Number of Shares            Number of
   DTC Participant     VOI Ticket        Requested for         Beneficial Owner(s)
        Number          Number*             Payment                Represented

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


        BENEFICIAL OWNERS OF 2,500 OR MORE SHARES--SOLICITATION FEE OF
                                $1.00 PER SHARE

                                                      Number of
                                  Number of Shares   Beneficial     Name of
   DTC Participant   VOI Ticket    Requested for      Owner(s)     Soliciting
        Number        Number*         Payment        Represented     Dealer

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


--------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

  DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

  PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

                        ATLANTIC CITY ELECTRIC COMPANY

             NOTICE OF SOLICITED TENDERS FOR THE 4.35% 2ND SERIES
                            CUSIP NUMBER 048303507

  List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders.

  ALL NOTICES OF SOLICITED TENDERS SHOULD BE DETACHED BY TEARING ALONG THE PERFORATED EDGE AND RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213 CONFIRMATION TELEPHONE NUMBER (800) 507-9357 (TOLL FREE). ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

  ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

       BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES--SOLICITATION FEE OF
                                $1.50 PER SHARE

                                        Number of Shares            Number of
   DTC Participant     VOI Ticket        Requested for         Beneficial Owner(s)
        Number          Number*             Payment                Represented

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

        BENEFICIAL OWNERS OF 2,500 OR MORE SHARES--SOLICITATION FEE OF
                                $1.00 PER SHARE

                                                      Number of
                                  Number of Shares   Beneficial     Name of
   DTC Participant   VOI Ticket    Requested for      Owner(s)     Soliciting
        Number        Number*         Payment        Represented     Dealer

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

--------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

  DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

  PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

                        ATLANTIC CITY ELECTRIC COMPANY

               NOTICE OF SOLICITED TENDERS FOR THE 4.75% SERIES
                            CUSIP NUMBER 048303309

  List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders.

  ALL NOTICES OF SOLICITED TENDERS SHOULD BE DETACHED BY TEARING ALONG THE PERFORATED EDGE AND RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213 CONFIRMATION TELEPHONE NUMBER (800) 507-9357 (TOLL FREE). ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

  ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

       BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES--SOLICITATION FEE OF
                                $1.50 PER SHARE

                                        Number of Shares            Number of
   DTC Participant     VOI Ticket        Requested for         Beneficial Owner(s)
        Number          Number*             Payment                Represented

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

        BENEFICIAL OWNERS OF 2,500 OR MORE SHARES--SOLICITATION FEE OF
                                $1.00 PER SHARE

                                                      Number of
                                  Number of Shares   Beneficial     Name of
   DTC Participant   VOI Ticket    Requested for      Owner(s)     Soliciting
        Number        Number*         Payment        Represented     Dealer

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

--------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

  DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

  PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

                        ATLANTIC CITY ELECTRIC COMPANY

                 NOTICE OF SOLICITED TENDERS FOR THE 5% SERIES
                            CUSIP NUMBER 048303788

  List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders.

  ALL NOTICES OF SOLICITED TENDERS SHOULD BE DETACHED BY TEARING ALONG THE PERFORATED EDGE AND RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213 CONFIRMATION TELEPHONE NUMBER (800) 507-9357 (TOLL FREE). ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

  ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

       BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES--SOLICITATION FEE OF
                                $1.50 PER SHARE

                                        Number of Shares            Number of
   DTC Participant     VOI Ticket        Requested for         Beneficial Owner(s)
        Number          Number*             Payment                Represented

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


        BENEFICIAL OWNERS OF 2,500 OR MORE SHARES--SOLICITATION FEE OF
                                $1.00 PER SHARE

                                                      Number of
                                  Number of Shares   Beneficial     Name of
   DTC Participant   VOI Ticket    Requested for      Owner(s)     Soliciting
        Number        Number*         Payment        Represented     Dealer

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


--------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

  DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

  PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

                     SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Firm ___________________________________________________________________________
                                 (Please Print)

Attention ______________________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Phone Number ___________________________________________________________________

Taxpayer Identification or Social Security No. _________________________________

Applicable VOI Number __________________  Number of Shares ____________________

    IF SOLICITATION FEES ARE TO BE PAID TO ANOTHER ELIGIBLE INSTITUTION(S),
                      PLEASE COMPLETE THE FOLLOWING BOXES:

ISSUE CHECK TO:

Firm ___________________________________________________________________________
                                 (Please Print)

Attention ______________________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Phone Number ___________________________________________________________________

Taxpayer Identification or Social Security No. _________________________________

Applicable VOI Number __________________  Number of Shares ____________________

Series ________________

ISSUE CHECK TO:

Firm ___________________________________________________________________________
                                 (Please Print)

Attention ______________________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Phone Number ___________________________________________________________________

Taxpayer Identification or Social Security No. _________________________________

Applicable VOI Number __________________  Number of Shares ____________________

Series ________________

NOTE: IF ADDITIONAL PAYMENT INSTRUCTIONS, PLEASE COPY AND ATTACH.

  All questions as to the validity, form and eligibility (including time of receipt) of Notices of Solicited Tenders will be determined by the Depositary, in its sole discretion, which determination will be final and binding. Neither the Depositary nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give such notification.

  The undersigned hereby confirms that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer; (iii) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by Conectiv or the Company; and (iv) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

Firm Name: ____________________________________________________________________

By: ___________________________________________________________________________

Title: ________________________________________________________________________

Address (Including Zip Code): _________________________________________________

Area Code and Telephone Number: _______________________________________________